                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2006

                         CORE MOLDING TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      001-12505                 31-1481870
(State of Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

  800 Manor Park Drive, P.O. Box 28183
             Columbus, Ohio                                       43228-0183
(Address of Principle Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (614) 870-5000

   _________________________________________________________________________
          (Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ADOPTION OF 2006 LONG TERM EQUITY INCENTIVE PLAN

     On May 17, 2006, the stockholders of Core Molding Technologies, Inc. (the "Company") approved the Core Molding Technologies Inc. 2006 Long-Term Equity Incentive Plan (the "2006 Plan"), as previously approved by the Company's Board of Directors. The 2006 Plan replaces the existing Core Molding Technologies, Inc. Amended and Restated Long-Term Equity Incentive Plan, which expires on December 31, 2006. Under the 2006 Plan, the Company is authorized to issue up to 3,000,000 shares of the Company's common stock. The 2006 Plan provides for the grant of incentive and nonqualified stock options, restricted stock, stock appreciation rights ("SARs"), performance shares, performance units and other incentive awards.

     The above description is qualified in its entirety by reference to the 2006 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference in its entirety herein.

GRANT OF RESTRICTED STOCK AWARDS

     On May 17, 2006, the Company's Board of Directors granted certain executive officers, directors and other key executives shares of restricted common stock of the Company pursuant to the 2006 Plan (such grants being referred to herein as "Restricted Stock Grants"). Each Restricted Stock Grant vests in three (3) equal installments over the next three (3) years, with all restricted stock grants being fully time vested upon the date of the recipient's 65th birthday. The Restricted Stock Grants also contain stock ownership vesting requirements, such that each Restricted Stock Grant shall not vest until the recipient owns shares of common stock of the Company equal in value to 100% of the recipient's base salary, if an executive officer, 100% of the annual director fees if a director, or 50% of base salary if a key executive.

     The above description is qualified in its entirety by reference to the 2006 Plan, and the form of restricted stock agreement to be entered into between the Company and each executive officer and non-employee director, a copy of such form restricted stock agreement is attached hereto as Exhibit 10.2 and incorporated by reference in its entirety herein.

AMENDMENT OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN

     On May 17, 2006, the stockholders of the Company approved certain amendments to the Company's 2002 Employee Stock Purchase Plan (the "2002 ESPP"), as previously approved by the Company's Board of Directors.

     The 2002 ESPP was amended to (i) remove the requirement that eligibility to participate in the 2002 ESPP is contingent upon one year of employment with the Company or a subsidiary thereof, (ii) allow eligible employees to participate in the 2002 ESPP as of the February 1st, May 1st, August 1st or November 1st following the date on which the employee commences employment, and (iii) increase the number of shares of common stock that are available for issuance under the 2002 ESPP from 200,000 shares to 300,000 shares.

     The above description is qualified in its entirety by reference to the 2002 ESPP, as amended, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference in its entirety herein.

ENTRY INTO EXECUTIVE SEVERANCE AGREEMENTS

     On May 17, 2006, the Company's Board of Directors authorized the Company to enter into an Executive Severance Agreement (the "Agreement") with each of James
L. Simonton, Kevin L. Barnett, Herman F. Dick, Jr., and Stephen J. Klestinec (each, an "Officer"), effective as of May 17, 2006.

     Each Agreement will continue in effect until (i) December 31, 2007; or (ii) the termination of the Officer's employment with the Company for any reason prior to a "Change in Control" (as defined in the Agreement); or (iii) the end of a two-year period following a Change in Control and the fulfillment by the Company and the Officer of all obligations under the Agreement. On January 1, 2008 and on each January 1st thereafter, each Agreement will automatically extend for one additional year unless prior notice of non-extension is given.

     Each of the Agreements provides that upon a Change in Control of the Company each Officer shall be entitled to receive his then-current base salary for the remainder of the term of the Agreement, as extended, together with any health, dental, life, disability or other benefits as he was then entitled to receive. In addition, if within the two-year period following a Change in Control, the Company terminates an Officer other than for "Cause" (as defined in the Agreement) or for death or disability, or the Officer terminates his employment for "Good Reason" (as defined in the Agreement), each Officer shall be entitled to certain payments and benefits, including (i) a severance benefit equal to the sum of (a) a multiple of the Officer's average base salary for the past five (5) years, plus (b) a multiple of the Officer's average cash bonuses earned for the past five (5) years, and (ii) full vesting and removal of all restrictions on any stock and equity-based compensation awards. The applicable base salary and cash bonus multiplier for each Officer is 2.99.

     The above description is qualified in its entirety by reference to the form of Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated by reference in its entirety herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

     The following exhibits are filed herewith:

Exhibit
 Number   Exhibit
-------   -------
10.1      Core Molding Technologies, Inc. 2006 Long-Term Equity Incentive Plan

10.2      Form of Core Molding Technologies, Inc. Restricted Stock Agreement

10.3      2002 Core Molding Technologies, Inc. Employee Stock Purchase Plan
          (as amended May 17, 2006)

10.4      Form of Executive Severance Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CORE MOLDING TECHNOLOGIES, INC.


Date May 23, 2006                       By /s/ Herman F. Dick, Jr.
                                           -------------------------------------
                                           Herman F. Dick, Jr.
                                           Treasurer and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
 Number   Exhibit
-------   -------
10.1      Core Molding Technologies, Inc. 2006 Long-Term Equity Incentive Plan

10.2      Form of Core Molding Technologies, Inc. Restricted Stock Agreement

10.3      2002 Core Molding Technologies, Inc. Employee Stock Purchase Plan
          (as amended May 17, 2006)

10.4      Form of Executive Severance Agreement